UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2008

SCANNER TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer Identification No.)

14505 21st Avenue North, Suite 220 Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)

(763) 476-8271
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 24, 2008, Elwin M. Beaty resigned his positions as chairman and director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 31, 2008

SCANNER TECHNOLOGIES CORPORATION

By	/s/ DAVID P. MORK
David P. Mork President